EATON VANCE CASH MANAGEMENT FUND
                          EATON VANCE MONEY MARKET FUND
                          EATON VANCE TAX FREE RESERVES
                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2004


1. The following replaces the last paragraph under "Purchasing Shares":

From time to time, a substantial portion of the Fund may be held by shareholders that have invested in the Fund as part of a short-term investment strategy. Shareholders employing such a strategy may purchase and redeem Fund shares frequently. Frequent trading may cause the Fund to experience high portfolio turnover, which may result in higher Fund transaction costs. While there is no limit on purchases and redemptions by investors, the Fund or the principal underwriter may reject or cancel any purchase order (including an exchange) from an investor or group of investors for any reason. Eaton Vance and its affiliates have invested in the Fund in the past and may do so in the future.


Payments to Investment Dealers. In connection with sales of Fund shares, the principal underwriter, out of its own resources, may make cash payments to certain investment dealers who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance funds in preferred or specialized selling programs. Payments made by the principal underwriter to an investment dealer are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that investment dealer. Investment dealers also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance funds. The principal underwriter may pay or allow other promotional incentives or payments to investment dealers to the extent permitted by applicable laws and regulations.


Certain investment dealers that maintain "street name" or omnibus accounts provide sub-accounting, recordkeeping and/ or administrative services to the Eaton Vance funds and are compensated for such services by the Funds. As used in this prospectus, the term "investment dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.


2. The following replaces the first sentence of "By Telephone" under "Redeeming Shares":

You can redeem up to $100,000 per account (which may include shares of one or more Eaton Vance funds) per day by calling the transfer agent at 1-800-262-1122 on Monday through Friday, 9:00 a.m. to 4:00 p.m. (eastern time).





January 21, 2005                                                           MMFPS

                        EATON VANCE CASH MANAGEMENT FUND
                          EATON VANCE MONEY MARKET FUND
                          EATON VANCE TAX FREE RESERVES
       SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2004


1. The section titled "Information Regarding Market Timing and Excessive Trading" under "Purchasing and Redeeming Shares" is hereby deleted.


January 21, 2005